SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 30, 2002
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                       0-3252                    22-1830121
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(State or other jurisdiction          (Commission             (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


         767 Third Avenue, New York, NY                                 10017
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)



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Item 5.       OTHER EVENTS

         On September 30, 2002, Lexington Precision Corporation issued a press release announcing the extension of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, from September 30, 2002, to 12 midnight, New York City Time, on October 18, 2002, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c)   EXHIBITS

                   Exhibit 99.1      Press release dated September 30, 2002.


























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 30, 2002              LEXINGTON PRECISION CORPORATION


                                        By: /s/ Warren Delano
                                           -------------------------------------
                                             Warren Delano
                                             President
























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


                                  EXHIBIT INDEX


  Exhibit
  NUMBER    EXHIBIT NAME                                          LOCATION

99.1        Press release dated September 30, 2002                Filed herewith






















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